UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-1 to Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Information Statement.
☐	Preliminary additional materials

Poverty Dignified, Inc.
(Name of Registrant as Specified in its Charter)

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY

OF INFORMATION STATEMENT MATERIALS

6428 W. Wilkinson Boulevard, Suite 305, Belmont, North Carolina 28012

Dear Poverty Dignified, Inc. Stockholder:

You are receiving this communication because you hold securities in Poverty Dignified, Inc., a Nevada corporation (the “Company”, “we”, or “us”). The Company has released informational materials regarding the approval by the majority of the Company’s stockholders acting by written consent in lieu of a meeting of the following actions (collectively, the “Company Actions”):

Adoption of Amended and Restated Articles of Incorporation filed with the Secretary of State of Nevada to affect the following:

•	authorize our board of directors to change our corporate name to a name selected by our directors;
•	establish corporate codes and committees of the board of directors;
•	change the number of shares of capital stock we are authorized to issue to 500,000,000, consisting of 490,000,000 common shares and 10,000,000 preferred shares;
•	authorize classifying the board of directors in three separate classes with staggered terms.
•	authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors;
•	designation of shares of Series E preferred stock that are entitled to the number of voted double all other votes.

The Company Actions will become effective no earlier than forty (20) days after the date this notice is first sent to stockholders, which we expect to be on or approximately May ___. 2019.

This notice provides instructions on how to access the Company’s materials for informational purposes only. This communication is not a form for voting and presents only an overview of the more complete materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the materials. To view the informational materials please go to www.proxydocs.com/pvdg .

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY THIS IS NOT A

NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER

THE MATTERS DESCRIBED HEREIN.

Under the rules of the United States Securities and Exchange Commission, materials do not have to be delivered in paper. Materials may be distributed by making them available on the Internet. We have chosen to use these procedures to make available the informational materials listed below for your review.

CONTROL NO.	TO VIEW THE INFORMATIONAL MATERIALS: GO ONLINE TO WWW.PROXYDOCS.COM/PVDG

TO REQUEST THE INFORMATIONAL MATERIALS: There is no charge to you for requesting a copy of the materials. You must use the 12-digit control number located in the shaded gray box above when requesting materials. The last day to request materials is December 31, 2019. You must request the materials using one of the following methods.

Internet	Telephone	E-mail*
www.investorelections.com/pvdg	(719) 761-1869	paper@investorelections.com

*	Please send a blank email with the 12-digit control number (located above) in the subject line. No other requests should be included within the e-mail*

Sincerely,

Poverty Dignified, Inc.

GENERAL INFORMATION

Poverty Dignified, Inc., a Nevada corporation, (the “Company”, “Poverty Dignified “, “we “, “us “, or “our “) has provided this Information Statement to you, as one of our Stockholders, solely for the purpose of informing you of action taken by the holders of a majority of our Common Stock (the “Majority Stockholders “), as required under Regulation 14(c) (“Regulation 14(c) “) promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act “). The date for determining the Stockholders entitled to receive this Information Statement was March 7, 2019, (the “Record Date”), at which time the Company had 12,692,930 shares of Common Stock issued and outstanding.

On March 7, 2019, the Company’s board of directors (the “Board”) approved and submitted for the approval of the Stockholders the Amendment to the Articles of Incorporation (the “Company Actions”). Effective March 8, 2019, the Majority Stockholders holding 6,560,000, representing 51.68% of the 12.,692,930 shares outstanding, approved the Company Actions by written consent (the “Written Consent”) in lieu of an annual meeting, in accordance with Article 78 of the Nevada Revised Statutes (the “NRS”). Accordingly, neither your vote nor your consent is required, and neither is being solicited in connection with the approval of the Company Actions. On April 16, 2019 the Board confirmed the March 7, 2019 action of the Board and the March 8, 2019 action of the Majority Stockholders.

EFFECTIVE TIME

The Company Actions will be effective in the State of Nevada the first day after the 20th day after the date of mailing of this Information Statement meeting the requirements of Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-101 of the Securities Act of 1934.

QUESTIONS AND ANSWERS

The following questions and answers are intended to respond to frequently asked questions concerning the matters described in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT?

A: This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of certain corporate actions taken by our Majority Stockholders that will become effective 20 days after mailing this Information Statement.

Q: WHY ISN’T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE AMENDED ARTICLES?

A: The board of directors has already approved the amended articles of incorporation and has received the written consent of our stockholders who represent a majority of our outstanding voting shares. Under the Nevada Revised Statutes this transaction may be approved by the written consent of a majority of the shares entitled to vote, but only after the board of directors has authorized the action. Because a majority of our voting shares have approved the transaction discussed herein, a formal stockholders meeting is not necessary and represents a substantial and avoidable expense.

Q: WHAT ARE THE PRINCIPAL FEATURES OF OUR AMENDED ARTICLES OF INCORPORATION?

A: Our Amended Articles of Incorporation will include the following:

•	authorize our board of directors to change our corporate name to a name selected by our directors;
•	establish corporate codes and committees of the board of directors;
•	change the number of shares of capital stock we are authorized to issue to 500,000,000, consisting of 490,000,000 common shares and 10,000,000 preferred shares;
•	authorize classifying the board of directors in three separate classes with staggered terms.
•	authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors;
•	designation of shares of Series E preferred stock that are entitled to the number of voted double all other votes.

Q: HOW WILL THE AMENDMENTS AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A: Our officers, directors and employees will not change, and our business operations will continue at the same locations, with the same employees and with the same assets.

Q: HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A: The amended articles will neither change the number of shares you own nor your percentage of the total number of outstanding shares.

1

Q: WILL THE CHANGE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK DILUTE MY EQUITY PERCENTAGE, VOTING PERCENTAGE OR PRIORITY OF MY COMMON STOCK IN THE COMPANY?

A: Your voting percentage and equity interest in the Company will not change by the authorization of the company to issue additional shares of common stock. However, the issuance of additional shares in the future, may cause a dilution of your ownership and voting interest.

DIRECTORS AND EXECUTIVE OFFICERS

The business background of George C. Critz, III, our director and chief financial officer is included in the annual report for the period ended August 31, 2018 we filed with the Securities and Exchange Commission and posted on our website on the 14th day of December 2018. The information in our annual report filed on the 14th day of December 2018 and our amended annual report filed the 14th day of January 2019 is incorporated herein by reference and is available on the SEC web site: www.sec.gov.

The business background of Matthew D. Alpeter, our director and chief executive officer is included in our current report filed on the 15th day of January 2019 is incorporated herein by reference and is available on the SEC web site: www.sec.gov.

NAME	AGE	POSITION
Matthew D. Alpeter	54	Chief Executive Officer and Director
George C. Critz, III	54	Chief Financial Officer and Director

REASONS FOR THE CHANGE IN AUTHORIZED SHARES

Overview

Our board of directors may authorize, without further shareholder approval, the issuance of shares of preferred stock or common stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders’ equity, of then existing shareholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of capital stock. However, the board of directors believes it prudent to have shares of common stock and preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Defense against hostile takeovers

The additional shares of capital stock authorized by our amended articles of incorporation can be used to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors. (See “Defenses Against Hostile Takeovers.”)

Potential dilution

If the board of directors issues an additional class of voting for less than fair value, the value of your interest in the company will be diluted. The company has no present intention to issue any additional class of voting securities.

2

VOTING SECURITIES AND OWNERSHIP THEREOF

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of our common stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each person who held the office of chief executive officer at any time during the year ended August 31, 2018, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on August 31, 2018 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on August 31, 2018, and (vi) all directors and officers as a group. None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries. Information with respect to officers, directors and their families is as of August 31, 2018, updated to March 25, 2019, and is based on the books and records of the company and information obtained from each individual and the Company’s stock transfer agent. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

Name and address of beneficial owner	Relationship to Registrant	Number of Shares of Common Stock	Percentage of Common Stock (2)

Andrew & Angela Thacker Living Trust DTD 3964 Holiday Drive Colleyville, Texas 76034	Shareholder	1,000,000	7.88%

Enverdia LLC 767 Twin Willow Drive, #103 Rock Hill, SC 29730	Shareholder	1,000,000	7.88%

John Kevin Lowther 3111 Royal Avenue Pubelo, CO 81005	Shareholder & Director	2,000,000	15.76%

Jonathan Biggs 4102 Schroeder Dr. Fairfield, OH 45011	Shareholder	1,409,000	11.10%

Matthew D. Alpeter 1706 Cardinal Court Belmont, NC 28012	Director & Chief Executive Officer	23,800	0.19%

Matthew D. Alpeter & Mary Jewel Alpeter JTWROS 1706 Cardinal Court Belmont, NC 28012	Director & Chief Executive Officer (Matthew D. Alpeter)	172,000	1.36%

George C. Critz, III 767 Twin Willow Drive Rock Hill, SC 89730	Director & Chief Financial Officer	450,000	3.55%

All Officers and Directors as a group (total of 3)		2,645,800	20.86%

__________

(1) All named persons own the shares beneficially and of record and have exclusive voting, investment and dispositive power.

(2) Based on 12,692,930 shares outstanding March 25, 2019.

DIRECTOR AND EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our former Chief Executive Officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years August 31, 2018 and 2017, and whose salary and bonus exceeded $100,000 for the fiscal years ended August 31, 2018 and 2017, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

Name and Principal Position	Year Ended August 31,	Salary ($) (1)	Total ($)

John Kevin Lowther	2018	180,000	180,000
President, Chief Executive Officer and Director	2017	180,000	180,000

George C. Critz, III	2018	120,000	120,000
Chief Financial Officer and Director	2017	120,000	120,000

________

(1)

Salaries represent amounts earned by, but not actually paid to, the named executive officers for the fiscal years presented. Salaries have been accrued to the named executive officers and payments have been delayed until the Company has sufficient capital available.

3

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 5% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 13D. 13G, 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect, we conclude the executive officers and directors have failed to file Form 3 and the holders of more than 5% of the outstanding shares have failed to file Form 13D or 13G as required.

To the best of our knowledge, no person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 5% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), filed on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year..

Outstanding Equity Awards at Fiscal Year-End.

There were no outstanding equity awards at our most recent fiscal year end.

RIGHTS OF DISSENTING SHAREHOLDERS

Under the NRS, Stockholders are not entitled to dissenters’ rights of appraisal with respect to the Company Actions approved by the Majority Stockholders in the Written Consent in lieu of an annual meeting.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks.

ADDITIONAL INFORMATION

Stockholder Proposals

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC’s web site at http://www.sec.gov and our website at http://www.gtsoresources.com. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment. Your consent to the actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

POVERTY DIGINIFIED, INC.

DATED: May ___, 2019

4

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

POVERTY DIGNIFIED, INC.

Pursuant to the provisions of NRS 78.380(1), the initial board of directors has resolved and does hereby amend and restate the articles of incorporation prior to the issuance of voting stock.

ARTICLE I

NAME

The name of the Corporation is Poverty Dignified, Inc. (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The name of the Corporation’s registered agent in the State of Nevada is Vcorp Services, Inc., and the street address of the said registered agent where process may be served on the corporation is 701 S. Carson Street, Suite 200, Carson City Nevada 89701. The mailing address and the street address of the registered agent are identical.

ARTICLE III

POWERS

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the Revised Statutes of the State of Nevada.

ARTICLE IV

TERM

The Corporation is to have perpetual existence.

ARTICLE V

CAPITAL STOCK

Number and Designation. The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 490,000,000 shall be shares of common stock, par value $0.001 per share, and 10,000,000 shall be shares of preferred stock, par value $0.001 per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for subscriptions to, or the purchase of, the capital stock to be issued by the corporation shall be paid in such form and in such manner as the board of directors shall determine. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation’s capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

Designated common stock. Shares of common stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Amended and Restated Articles of Incorporation may be issued from time to time in one or more designated series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of common stock and each series shall have a distinguishing designation.

Undesignated common stock. Shares of common stock not at the time designated as shares of a particular series, pursuant to this Article V or any other provision of these Amended and Restated Articles of Incorporation may be issued from time to time without any distinctive designation. Such undesignated common stock is referred to herein as “common stock”. Except as provided in these Amended and Restated Articles or the designation of any series or class of capital stock, the holders of the common stock shall exclusively possess all voting power. Subject to the provisions of these Amended and Restated Articles, each holder of shares of common stock shall be entitled to one vote for each share held by such holder. The term “common stock” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

A-1

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of undesignated common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

Serial Preferred Stock. Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article V or any other provision of these Amended and Restated Articles of Incorporation may be issued from time to time in one or more additional series. The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation. Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

Series E Preferred Stock. There shall be a series of Preferred Stock designated as “Series E Preferred Stock,” par value $.001 per share, and the number of shares constituting such series shall be 1,000,000. Such series is referred to herein as the “Series E Preferred Stock.”

(a) Stated Capital. The amount to be represented in stated capital at all times for each share of Series E Preferred Stock shall be $.001.

(b) Rank. All shares of Series E Preferred Stock shall rank subordinate and junior to all of the Corporation’s common stock, par value $.001 per share, and preferred stock, par value $.001 per share, now or hereafter issued, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

(c) Dividends. No dividend shall be declared or paid on the Series E Preferred Stock.

(d) No Liquidation Participation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, the holders of shares of Series E Preferred Stock shall not be entitled to participate in the distribution of the assets of the Corporation. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Article (V) shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

(e) Right to Action by Vote or Consent. Except as otherwise required by law, the shares of outstanding Series E Preferred Stock shall have the right to take action by written consent or vote based on the number of votes equal to twice the number of votes of all outstanding voting shares of capital stock such that the holders of outstanding shares of Series E Preferred Stock shall always constitute sixty-six and two thirds (66 2/3rds) of the voting rights of the Corporation. The 66 2/3rds voting rights may be exercised by vote or written consent based on the will of a majority of the holders of Series E Preferred Stock. Except as otherwise required by law or by the Amended and Restated Articles of Incorporation of which this designation is a part, the holders of shares of common stock and Series E Preferred Stock shall vote together and not as separate classes.

(f) Manner of Voting. If the Series E Preferred Stock is held by more than one person, majority vote or written consent of the holders shall constitute a vote or written consent of all shares of Series E Preferred Stock.

(g) No Redemption. The shares of Series E Preferred Stock are not redeemable.

(h) Preemptive Rights. The Series E Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

ARTICLE VI

PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

A-2

ARTICLE VII

DIRECTORS

(a) Number; Vacancies. The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director’s successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section (b) of this Article VII.

(b) Classified Board. The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

(c) Increase and Reduction in Number of Directors. Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

(d) Directors Elected by Preferred Stockholders. Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article VII. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

(e) Removal of Directors. Notwithstanding any other provision of these Amended and Restated Articles or the bylaws of the Corporation, any director or all the directors of a single class (including the entire board of directors) of the Corporation may be removed, at any time, but only by the affirmative vote or consent of the holders of at least 2/3ds of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class). Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article VII shall not apply with respect to the director or directors elected by such holders of preferred stock.

(f) Additional Authority of Directors. In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(i) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(ii) As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(iii) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or Series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(iv) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof. The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

A-3

(v) Have the sole authority to call annual or special meetings of the stockholders or delegate a committee of the board of directors the power to call special meetings by the board of directors.

(vi) Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE VIII

VOTING

(a) Cumulative Voting. Except for the right, if any, of holders of shares of preferred stock then outstanding to cumulate votes expressly set forth in the resolution, resolutions or designation providing for the issuance of such shares, cumulative voting is not permitted with respect to the election of directors.

(b) Stockholder Proposals. Any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting: provided, however, that if less than forty days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the secretary of the company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

ARTICLE IX

INDEMNIFICATION

Any person who was or is a party or was or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Corporation shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article IX. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person.

The indemnification provided by this Article IX shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE X

LIMITATIONS ON DIRECTORS’ LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (a) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of distributions in violation of Nevada Revised Statutes Section 78.300. If the Nevada Revised Statutes are amended after the date of filing of these Amended and Restated Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XI

SEVERABILITY PROVISIONS

If any voting powers, preferences and relative, participating, optional and other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of all classes and series of capital stock and qualifications, limitations and restrictions thereof set forth in these Amended and Restated Articles of Incorporation which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of any series or class of capital stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations, and restrictions thereof set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special rights of any class or series of capital stock and qualifications, limitations and restrictions thereof unless so expressed herein.

ARTICLE XII

STATUTORY ELECTIONS

(a) The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.378 to 78.379(3), inclusive, relating to acquisition of a controlling interest in the Corporation.

(b) The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of NRS 78.411 to 78.444, inclusive, relating to combinations with interested stockholders.

ARTICLE XIII BYLAWS AMENDMENT

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation only by a unanimous vote of the board of directors without a vote or other action by the stockholders.

A-4